UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 5, 2006
(Date of earliest event reported)

 THE KROGER CO.
(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street Cincinnati, OH 45201
(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On December 5, 2006, the Company released its earnings for third quarter 2006. Attached hereto as Exhibit 99.1, and filed herewith, is the text of that release.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Earnings release for third quarter 2006, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

December 5, 2006	By:	/s/ Paul Heldman

Paul Heldman
Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX
Exhibit No.	Exhibit

99.1	Earnings release for third quarter 2006, filed herewith.